1.	Issuer:	Baker Hughes A GE Co LLC BHI 3.337
15DEC27 144A; Cusip
05723KAB6

2.	Date of Purchase:	12/06/17

3.	Date offering commenced:	12/06/17

4.	Underwriter(s) from whom purchased:
Morgan Stanley & Co LLC

5.	"Affiliated Underwriter" managing or participating
in syndicate: JPMorgan



6.	Aggregate principal amount or number of shares
purchased:	360,000


7.	Aggregate principal amount or total number of shares
of offering:	1,350,000,000


8.	Purchase price per unit or share
(net of fees and expenses):	100.00


9.	Initial public offering price per unit or
share:	100.00


10.	Commission, spread, or profit:	0.45%	$






a
..
The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
x

b
..
The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
x

c
..
The securities were purchased at a
price lower than or equal to the price
paid by each other purchaser in the
offering.
x



d
..
The underwriting was a firm
commitment underwriting.
x

e
..
The commission, spread or profit
was reasonable and fair in relation to
that being received by others for
underwriting similar securities during
the same period.
x

f
..
The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
x

g
..
The amount of such securities
purchased by the Fund and all
other accounts over which the
Adviser (or Sub- Adviser, if
applicable) exercises investment
discretion did not exceed 25% of the
principal amount of the offering.
x

h
..
No Affiliated Underwriter benefited
directly or indirectly from
the purchase.
x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms In particular, "Affiliated
Underwriter" is defined as
affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved:	 Date:    01/16/18



Print Name:      Madalina Bal




1.	Issuer:	Martin Marietta Material MLM 3.50 15DEC27;
Cusip 573284AT3

2.	Date of Purchase:	12/06/17

3.	Date offering commenced:	12/06/17

4.	Underwriter(s) from whom purchased:
Wells Fargo Advisors LLC

5.	"Affiliated Underwriter" managing or participating
in syndicate: JPMorgan



6.	Aggregate principal amount or number of
shares purchased:	220,000


7.	Aggregate principal amount or total number of
shares of offering:	500,000,000


8.	Purchase price per unit or share
(net of fees and expenses):	99.75


9.	Initial public offering price per unit or share:
99.75


10.	Commission, spread, or profit:	0.65%	$






a
..
The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
x

b
..
The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
x

c
..
The securities were purchased at a
price lower than or equal to the price
paid by each other purchaser in the
offering.
x



d
..
The underwriting was a firm
commitment underwriting.
x

e
..
The commission, spread or profit
was reasonable and fair in relation to
that being received by others for
underwriting similar securities during
the same period.
x

f
..
The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
x

g
..
The amount of such securities
purchased by the Fund and all
other accounts over which the
Adviser (or Sub- Adviser, if
applicable) exercises investment
discretion did not exceed 25% of the
principal amount of the offering.
x

h
..
No Affiliated Underwriter benefited
directly or indirectly from
the purchase.
x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved:		Date:    01/16/18



Print Name:      Madalina Bal




1.	Issuer:	JM Smucker Co SJM 3.375 15DEC27;
Cusip 832696AR9

2.	Date of Purchase:	12/04/17

3.	Date offering commenced:	12/04/17

4.	Underwriter(s) from whom purchased:
Merrill Lynch, Pierce, Fenner & Smith

5.	"Affiliated Underwriter" managing or participating
in syndicate: JPMorgan



6.	Aggregate principal amount or number of shares purchased:
265,000


7.	Aggregate principal amount or total number of
shares of offering:	500,000,000


8.	Purchase price per unit or share
(net of fees and expenses):	99.966


9.	Initial public offering price per unit or share:
99.966


10.	Commission, spread, or profit:	0.65%	$






a
..
The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
x

b
..
The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
x

c
..
The securities were purchased at a
price lower than or equal to the price
paid by each other purchaser in the
offering.
x












d
..
The underwriting was a firm
commitment underwriting.
x

e
..
The commission, spread or profit
was reasonable and fair in relation to
that being received by others for
underwriting similar securities during
the same period.
x

f
..
The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
x

g
..
The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub- Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.
x

h
..
No Affiliated Underwriter benefited
directly or indirectly from the
purchase.
x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms In particular, "Affiliated
Underwriter" is defined
as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved:	/S/Madalina Bal	Date:    01/16/18



Print Name:      Madalina Bal





1.	Issuer:	First Energy Corp 3.90% 07/15/27;
Cusip US337932AH00

2.	Date of Purchase:	06/19/17

3.	Date offering commenced:	06/19/17

4.	Underwriter(s) from whom purchased:
Morgan Stanley & Co LLC

5.	"Affiliated Underwriter" managing or participating
in syndicate: see attached
prospectus



6.	Aggregate principal amount or number of shares
purchased:	255,000


7.	Aggregate principal amount or total number of
shares of offering:	1,500,000,000


8.	Purchase price per unit or share
(net of fees and expenses):	99.667


9.	Initial public offering price per unit or share:
99.667


10.	Commission, spread, or profit:	0.650%	$






a
..
The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
x

b
..
The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
x

c
..
The securities were purchased at a
price lower than or equal to the price
paid by each other purchaser in the
offering.
x





d
..
The underwriting was a firm
commitment underwriting.
x

e
..
The commission, spread or profit
was reasonable and fair in relation to
that being received by others for
underwriting similar securities during
the same period.
x

f
..
The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
x

g
..
The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub- Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.
x

h
..
No Affiliated Underwriter benefited
directly or indirectly from the
purchase.
x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	Date:    07/13/17




Print Name:      Madalina Bal




1.	Issuer:	Owens Corning 4.30% 07/15/47; Cusip
US690742AG60

2.	Date of Purchase:	06/21/17

3.	Date offering commenced:	06/21/17

4.	Underwriter(s) from whom purchased:
Merrill Lynch, Pierce, Fenner

5.	"Affiliated Underwriter" managing or participating
in syndicate: see attached
prospectus



6.	Aggregate principal amount or number of shares
purchased:	240,000


7.	Aggregate principal amount or total number of shares
of offering:	600,000,000


8.	Purchase price per unit or share
(net of fees and expenses):	99.064


9.	Initial public offering price per unit or
share:	99.064


10.	Commission, spread, or profit:	0.875%	$






a
..
The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
x

b
..
The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
x

c
..
The securities were purchased at a
price lower than or equal to the price
paid by each other purchaser in the
offering.
x





d
..
The underwriting was a firm
commitment underwriting.
x

e
..
The commission, spread or profit
was reasonable and fair in relation to
that being received by others for
underwriting similar securities during
the same period.
x

f
..
The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
x

g
..
The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub- Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.
x

h
..
No Affiliated Underwriter benefited
directly or indirectly from the
purchase.
x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms In particular, "Affiliated
Underwriter" is defined as
affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:		Date:    07/13/17




Print Name:      Madalina Bal




1.	Issuer:	Petroleos Del Peru SA 5.625% 06/19/47;
Cusip US716564AB55

2.	Date of Purchase:	06/12/17

3.	Date offering commenced:	06/12/17

4.	Underwriter(s) from whom purchased:
HSBC Securities Inc.

5.	"Affiliated Underwriter" managing or participating
in syndicate: see attached
prospectus



6.	Aggregate principal amount or number of shares purchased:
360,000


7.	Aggregate principal amount or total number of shares
of offering:	1,000,000,000


8.	Purchase price per unit or share
(net of fees and expenses):	100


9.	Initial public offering price per unit or share:
100


10.	Commission, spread, or profit:	0.25%	$






a
..
The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
x

b
..
The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
x

c
..
The securities were purchased at a
price lower than or equal to the price
paid by each other purchaser in the
offering.
x




d
..
The underwriting was a firm
commitment underwriting.
x

e
..
The commission, spread or profit
was reasonable and fair in relation to
that being received by others for
underwriting similar securities during
the same period.
x

f
..
The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
x

g
..
The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub- Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.
x

h
..
No Affiliated Underwriter benefited
directly or indirectly from the
purchase.
x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved:	Date:    10/19/17




Print Name:      Madalina Bal




1.	Issuer:	Bank of Montreal (BMO 2.35% 09/11/2022)
Cusip 06367TG38

2.	Date of Purchase:	09/06/17

3.	Date offering commenced:	09/06/17

4.	Underwriter(s) from whom purchased:
BMO Capital Markets Corp

5.	"Affiliated Underwriter" managing or participating in
syndicate: JPMorgan



6.	Aggregate principal amount or number of shares purchased:
900,000


7.	Aggregate principal amount or total number of
shares of offering:	1,100,000,000


8.	Purchase price per unit or share (net of fees and
expenses):
99.864


9.	Initial public offering price per unit or share:
99.864


10.	Commission, spread, or profit:	0.35%	$






a
..
The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
x

b
..
The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
x

c
..
The securities were purchased at a
price lower than or equal to the price
paid by each other purchaser in the
offering.
x





d
..
The underwriting was a firm
commitment underwriting.
x

e
..
The commission, spread or profit
was reasonable and fair in relation to
that being received by others for
underwriting similar securities during
the same period.
x

f
..
The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
x

g
..
The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub- Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.
x

h
..
No Affiliated Underwriter benefited
directly or indirectly from the
purchase.
x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	Date:    07/13/17




Print Name:      Madalina Bal




1.	Issuer:	Union Pacific Corp (UNP 3.60% 09/15/2037
Cusip 907818EQ7

2.	Date of Purchase:	09/12/17

3.	Date offering commenced:	09/12/17

4.	Underwriter(s) from whom purchased:
Morgan Stanley & Co LLC

5.	"Affiliated Underwriter" managing or participating in
syndicate: JPMorgan



6.	Aggregate principal amount or number of shares purchased:
185,000


7.	Aggregate principal amount or total number of
shares of offering:	500,000,000


8.	Purchase price per unit or share
(net of fees and expenses):	99.901


9.	Initial public offering price per unit or share:
99.901


10.	Commission, spread, or profit:	0.875%	$






a
..
The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
x

b
..
The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
x

c
..
The securities were purchased at a
price lower than or equal to the price
paid by each other purchaser in the
offering.
x





d
..
The underwriting was a firm
commitment underwriting.
x

e
..
The commission, spread or profit
was reasonable and fair in relation to
that being received by others for
underwriting similar securities during
the same period.
x

f
..
The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.
x

g
..
The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub- Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.
x

h
..
No Affiliated Underwriter benefited
directly or indirectly from the
purchase.
x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	Date:    10/19/17




Print Name:      Madalina Bal






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FORM 10f-3
Registered Domestic Securities and Government Securities


FUND:   PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:
BlackRock Financial Management, Inc.

1.Issuer:  Union Pacific Corporation (2067)        907818ER5

2.Date of Purchase:09/12/2017
3.  Date offering commenced:09/12/2017

3.Underwriter(s) from whom purchased:

4."Affiliated Underwriter" managing or participating in syndicate:

PNC Capital Markets LLC
Other:  Morgan Stanley & Co. LLC and MUFG Securities
Americas Inc.
for
CG-CGCM

5.Aggregate principal amount or number of shares purchased: 275,000

6.Aggregate principal amount or total number of shares
of offering:
$500,000,000

7.	Purchase price (net of fees and expenses):
$99.852

8.	Initial public offering price:  $99.852

9.	Commission, spread or profit: 0.875%

10.  Have the following conditions been
satisfied?

Y
E
S

N
O
a.	 The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section
2(a)(16) of the 1940 Act).

b.	 The securities were purchased prior to the end
of the first day on which any sales are made
(or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	 The securities purchased at a price not more
than the price paid by each other purchaser in the offering.


X


X







X























d.  The underwriting was a firm commitment underwriting.
X
a.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.


b.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three
years.

X
_




X










g.  The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub- Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_






h.  No Affiliated Underwriter
benefited directly or indirectly from
the purchase.

X
_






Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.



Approved:  /S/Gwen Fleming
Date:   10/03/2017


Print Name:  Gwen Fleming, Portfolio Compliance



















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811-
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FORM 10f-3
Registered Domestic Securities and Government Securities


FUND:   PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:   BlackRock Financial Management,
Inc.

1.	I
ssuer:  Citigroup Inc. (2023)  172967LM1

2.	Date of Purchase:07/17/2017
3.  Date offering commenced:07/17/2017

3.	U
nderwriter(s) from whom purchased:   Citigroup Global Markets
Inc.

4.	"Affiliated Underwriter" managing or participating
in syndicate:

PNC Capital Markets LLC
5.	A
ggregate principal amount or number of shares purchased:
200,000

6.	A
ggregate principal amount or total number of shares of
offering:
$2,500,000,000

7.	Purchase price (net of fees and expenses):  $100.00

8.	Initial public offering price:  $100.00

Commission, spread or profit: 0.325%

11.  Have the following conditions been
satisfied?


Y
E
S


N
O


a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.	The securities were purchased prior to the
end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.




X



X







X





















d.  The underwriting was a firm commitment underwriting.
X
e. The commission, spread or profit
was reasonable and fair in relation to
that being received by others for
underwriting similar securities during
the same period.

f. The issuer of the securities and any
predecessor has been in continuous
operation for not less than three
years.

X
_




X



























g.  The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub- Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_






h.  No Affiliated Underwriter
benefited directly or indirectly from
the purchase.
X
_




Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.





Approved:  /S/Gwen Fleming
Date: 08/14/2017

Print Name:  Gwen Fleming, Portfolio Compliance



















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FORM 10f-3
Registered Domestic Securities and Government Securities


FUND:   PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:   BlackRock Financial
Management, Inc.

1.	I
ssuer:  Cox Communications Inc. (2024) 22044CH8

2.	Date of Purchase:07/24/2017
3.  Date offering commenced:07/24/2017

3.	U
nderwriter(s) from whom purchased:   RBC Capital Markets

4.	"Affiliated Underwriter" managing or participating in
syndicate:

PNC Capital Markets LLC
Other:  Morgan Stanley & Co. LLC and MUFG Securities
Americas Inc. for
CG-CGCM

5.	A
ggregate principal amount or number of shares purchased:
465,000

6.	A
ggregate principal amount or total number of shares of offering:
$1,000,000,000

7.	Purchase price (net of fees and expenses):  $99.862

8.	Initial public offering price:  $99.862

9.	Commission, spread or profit: 0.625%

11.  Have the following conditions been
satisfied?

Y
E
S




N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940
Act).

b.	The securities were purchased prior to the
end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.


X


X







X
























d.  The underwriting was a firm commitment underwriting.
X
e. The commission, spread or profit
was reasonable and fair in relation to
that being received by others for
underwriting similar securities during
the same period.

f. The issuer of the securities and any
predecessor has been in continuous
operation for not less than  three
years.

X
_



X








g.  The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub- Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_






h.  No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_







Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.








Approved:  /S/Gwen Fleming
Date:
08/14/2017

Print Name:  Gwen Fleming,
Portfolio Compliance



















F
o
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p
e
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i
o
d

e
n
d
i
n
g
January
31, 2018
Exhi
bit
77O
F
i
l
e

n
u
m
b
e
r
811-
8764



FORM 10f-3
Registered Domestic Securities and Government Securities


FUND:   PACE Intermediate Fixed Income Investments

Name of Adviser or Sub-Adviser:   BlackRock Financial
Management, Inc.

1.	I
ssuer:  DTE Electric Company (2047)  23338VAG1

2.	Date of Purchase:07/31/2017
3.  Date offering commenced:07/31/2017

3.	Underwriter(s) from whom purchased:
Merrill Lynch, Pierce,
Fennder &
Smith Incorporated

4.	"Affiliated Underwriter" managing or participating
in syndicate:

Other:  UBS Securities LLC for UBS-PACE

5.	A
ggregate principal amount or number of shares purchased:
120,000

6.	A
ggregate principal amount or total number of shares of
offering:
$440,000,000

7.	Purchase price (net of fees and expenses):
$99.946

8.	Initial public offering price:  $99.946

9.	Commission, spread or profit: 0.875%

10.  Have the following conditions been
satisfied?

Y
E
S

N
O
a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).

b.	The securities were purchased prior to the
end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


c.	The securities purchased at a price not more
than the price paid by each other purchaser in the offering.














X


X







X






















d.  The underwriting was a firm commitment underwriting.
X
e. The commission, spread or profit
was reasonable and fair in relation to
that being received by others for
underwriting similar securities during
the same period.

f. The issuer of the securities and any
predecessor has been in continuous
operation for not less than  three
years.

X
_



X








g.  The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub- Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_






h.  No Affiliated Underwriter
benefited directly or indirectly from
the purchase.
X
_




Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is defined as affiliates of the Adviser or Sub-
Adviser participating in a selling syndicate, as applicable.



Approved: /S/Gwen Fleming

Print Name:  Gwen Fleming,
Portfolio Compliance


Date:  08/14/2017


For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Aetna Inc. (2047)  00817YAZ1
2.  Date of Purchase:  08/07/2017
3.  Date offering commenced:08/07/2017
4.  Underwriter(s) from whom purchased:
J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
PNC Capital Markets
LLC
Other: Morgan Stanley & Co. LLC & MUFG Securities Americas for CG-CGCM, UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
30,000
7.  Aggregate principal amount or total number of shares of
offering:
$1,000,000,000
8.  Purchase price (net of fees and expenses):  $99.682
9.  Initial public offering price:  $99.682
10.  Commission, spread or profit: 0.750%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an
issue registered under the Securities
Act of 1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the first day on
which any sales are made (or, if a
rights offering, the securities were
purchased on or before the fourth day
preceding the day on which the
offering terminated).
c.	The securities purchased at a
price not more than the price paid by
each other purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_




_
_
_
_
_
_
_








e.	The commission, spread or
profit was reasonable and fair in
relation to that being received by
others for underwriting similar
securities during the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the
definitions of the
capitalized terms above.  In particular, "Affiliated Underwriter"
is
defined as affiliates of the Adviser or Sub-Adviser
participating in
a selling syndicate, as applicable.
Approved:	/S/Gwen Fleming		Date: 09/14/2017

Print Name: Gwen Fleming, Portfolio Compliance






F
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p
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e
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J
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3
1
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2
0
1
8



Exh
ibit
77O
F
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n
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m
b
e
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8
1
1
-
8
7
6
4




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  CCO Holdings LLC (2028) 1248EPBX0
2.  Date of Purchase:  08/03/2017
3.  Date offering commenced:08/03/2017
4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.  "Affiliated Underwriter" managing or participating in syndicate:
Other:  UBS Investment Bank for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
$1,500,000,000
7.  Aggregate principal amount or total number of shares of offering:
$100,000
8.  Purchase price (net of fees and expenses):  $100.000
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:    0.875%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an
issue registered under the Securities
Act of 1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the first day on
which any sales are made (or, if a
rights offering, the securities were
purchased on or before the fourth day
preceding the day on which the
offering terminated).
c.	The securities purchased at a
price not more than the price paid by
each other purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_




_
_
_
_
_
_
_



_
_
_
_
_
_
_



e.	The commission, spread or
profit was reasonable and fair in
relation to that being received by
others for underwriting similar
securities during the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved:	/S/Gwen Fleming		Date: 09/14/2017

Print Name: Gwen Fleming, Portfolio Compliance




For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  IPALCO Enterprise Inc. (2024) 462613AL4
2.  Date of Purchase:  08/17/2017
3.  Date offering commenced:08/17/2017
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co. LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
   PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares purchased:
90,000
7.  Aggregate principal amount or total number of
shares of offering:
$405,000,000
8.  Purchase price (net of fees and expenses):  $99.901
9.  Initial public offering price:  $99.001
10.  Commission, spread or profit:    0875%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an
issue registered under the Securities
Act of 1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the first day on
which any sales are made (or, if a
rights offering, the securities were
purchased on or before the fourth day
preceding the day on which the
offering terminated).
c.	The securities purchased at a
price not more than the price paid by
each other purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_





e.	The commission, spread or
profit was reasonable and fair in
relation to that being received by
others for underwriting similar
securities during the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular,
"Affiliated Underwriter" is
defined as affiliates of the Adviser or
Sub-Adviser participating in
a selling syndicate, as applicable.


Approved:	/S/Gwen Fleming		Date: 09/14/2017

Print Name: Gwen Fleming, Portfolio Compliance




F
o
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p
e
r
i
o
d

e
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d
i
n
g

J
a
n
u
a
r
y

3
1
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2
0
1
8




Exh
ibit
77O
F
i
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n
u
m
b
e
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8
1
1
-
8
7
6
4



FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  CenterPoint Energy Resources Corp. (2047) 15189WAJ9
2.  Date of Purchase:  08/21/2017
3.  Date offering commenced:08/21/2017
4.  Underwriter(s) from whom purchased:  Deutsche Bank Securities
Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
Other" Morgan Stanley & Co. LLC for CG-CGCM
6.  Aggregate principal amount or number of shares purchased:
160,000
7.  Aggregate principal amount or total number of shares of offering:
$300,000,000
8.  Purchase price (net of fees and expenses):    $99.417
9.  Initial public offering price:  $99.417
10.  Commission, spread or profit:    0.875%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an
issue registered under the Securities
Act of 1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the first day on
which any sales are made (or, if a
rights offering, the securities were
purchased on or before the fourth day
preceding the day on which the
offering terminated).
c.	The securities purchased at a
price not more than the price paid by
each other purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X














X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_




e.	The commission, spread or
profit was reasonable and fair in
relation to that being received by
others for underwriting similar
securities during the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/S/Gwen Fleming		Date: 09/14/2017

Print Name: Gwen Fleming, Portfolio Compliance




F
o
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p
e
r
i
o
d

e
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d
i
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g

J
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y

3
1
,

2
0
1
8


Exh
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77O
F
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n
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8
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-
8
7
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FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  The Bank of New York Mellon Corporation (2029)
06406YAA0
2.  Date of Purchase:  08/16/2017
3.  Date offering commenced: 08/16/2017
4.  Underwriter(s) from whom purchased:  Credit Suisse Securities
(USA) LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
Other:  UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
240,000
7.  Aggregate principal amount or total number of shares of offering:
$750,000,000
8.  Purchase price (net of fees and expenses):  $100.000
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit: 0.150%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an
issue registered under the Securities
Act of 1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the first day on
which any sales are made (or, if a
rights offering, the securities were
purchased on or before the fourth day
preceding the day on which the
offering terminated).
c.	The securities purchased at a
price not more than the price paid by
each other purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_




_
_
_
_
_
_
_




_
_
_
_
_
_
_



e.	The commission, spread or
profit was reasonable and fair in
relation to that being received by
others for underwriting similar
securities during the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved:	/S/Gwen Fleming		Date: 09/14/2017

Print Name: Gwen Fleming, Portfolio Compliance



For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764



FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Cigna Corporation (2027)
2.  Date of Purchase:  09/05/2017
3.  Date offering commenced:09/05/2017
4.  Underwriter(s) from whom purchased:  J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
Other:  MUFG Securities Americas Inc and Morgan Stanley & Co.
LLC for CG-CGCM
             UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:50,000
7.  Aggregate principal amount or total number of shares
of offering:
$600,000,000
8.  Purchase price (net of fees and expenses):  $99.808
9.  Initial public offering price:  $99.808
10.  Commission, spread or profit: 0.650%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an
issue registered under the Securities
Act of 1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the first day on
which any sales are made (or, if a
rights offering, the securities were
purchased on or before the fourth day
preceding the day on which the
offering terminated).
c.	The securities purchased at a
price not more than the price paid by
each other purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_




_
_
_
_
_
_
_



_
_
_
_
_
_
_


e.	The commission, spread or
profit was reasonable and fair in
relation to that being received by
others for underwriting similar
securities during the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular,
"Affiliated Underwriter" is
defined as affiliates of the Adviser or
Sub-Adviser participating in
a selling syndicate, as applicable.

Approved:	/S/Gwen Fleming		Date: 10/03/2017

Print Name: Gwen Fleming, Portfolio Compliance






For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  Northern States Power Company (2047)
665772CQ0
2.  Date of Purchase:  09/06/2017
3.  Date offering commenced:09/06/2017
4.  Underwriter(s) from whom purchased:  Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares purchased:
20,000
7.  Aggregate principal amount or total number of shares of offering:
$600,000,000
8.  Purchase price (net of fees and expenses):  $99.003
9.  Initial public offering price:  $99.003
10.  Commission, spread or profit: 0.875%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the
definitions of the
capitalized terms above.  In particular,
"Affiliated Underwriter" is
defined as affiliates of the Adviser or
Sub-Adviser participating in
a selling syndicate, as applicable.
Approved:	/S/Gwen Fleming		Date: 10/03/2017

Print Name: Gwen Fleming, Portfolio Compliance




F
o
r

p
e
r
i
o
d

e
n
d
i
n
g


J
a
n
u
a
r
y

3
1
,

2
0
1
8



Exh
ibit
77O
F
i
l
e

n
u
m
b
e
r
8
1
1
-
8
7
6
4




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Citibank, N.A. (2019)  17325FAF5
2.  Date of Purchase:  08/21/2017
3.  Date offering commenced:08/21/2017
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares
purchased:380,000
7.  Aggregate principal amount or total number of
shares of offering:
$1,250,000,000
8.  Purchase price (net of fees and expenses):  $99.998
9.  Initial public offering price:  $99.998
10.  Commission, spread or profit: 0.150
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an
issue registered under the Securities
Act of 1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the first day on
which any sales are made (or, if a rights
offering, the securities were purchased
on or before the fourth day preceding
the day on which the offering
terminated).
c.	The securities purchased at a
price not more than the price paid by
each other purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X



X
_
_
_
_
_
_
_




X



X




_
_
_
_
_
_
_


_
_
_
_
_
_
_




_
_
_
_
_
_
_



_
_
_
_
_
_
_


e.	The commission, spread or
profit was reasonable and fair in
relation to that being received by
others for underwriting similar
securities during the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/S/Gwen Fleming		Date: 10/03/2017

Print Name: Gwen Fleming, Portfolio Compliance




For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Mizuho Financial Group (2022)  60687YAL3
2.  Date of Purchase:  09/05/2017
3.  Date offering commenced:09/05/2017
4.  Underwriter(s) from whom purchased:  Mizuho Securities USA
LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
Other: UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:330,000
7.  Aggregate principal amount or total number of shares of offering:
$1,000,000,000
8.  Purchase price (net of fees and expenses):  $100.000
9.  Initial public offering price:  $100.000
10.  Commission, spread or profit: 0.350%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an
issue registered under the Securities
Act of 1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the first day on
which any sales are made (or, if a
rights offering, the securities were
purchased on or before the fourth day
preceding the day on which the
offering terminated).
c.	The securities purchased at a
price not more than the price paid by
each other purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X













X
















X
















X
















_
_
_
_
_
_
_


_
_
_
_
_
_
_




_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or
profit was reasonable and fair in
relation to that being received by
others for underwriting similar
securities during the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X























X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular,
"Affiliated Underwriter" is
defined as affiliates of the Adviser or
Sub-Adviser participating in
a selling syndicate, as applicable.


Approved:	/S/Gwen Fleming
Date:
10/03/2017

Print Name: Gwen Fleming, Portfolio Compliance




For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Concho Resources Inc. (2027)
20605PAH4
2.  Date of Purchase:  09/13/2017
3.  Date offering commenced:09/13/2017
4.  Underwriter(s) from whom purchased: Merrill Lynch, Pierce,
Fenner & Smith Incorporated
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
Other: MUFG Securities Americas Inc. for CG-CGCM
6.  Aggregate principal amount or number of shares purchased:
120,000
7.  Aggregate principal amount or total number of shares of offering:
$1,000,000,000
8.  Purchase price (net of fees and expenses):  $99.636
9.  Initial public offering price:  $99.636
10.  Commission, spread or profit: 0.650%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an
issue registered under the Securities
Act of 1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the first day on
which any sales are made (or, if a
rights offering, the securities were
purchased on or before the fourth day
preceding the day on which the
offering terminated).
c.	The securities purchased at a
price not more than the price paid by
each other purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X













X
















X















X
















_
_
_
_
_
_
_


_
_
_
_
_
_
_




_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or
profit was reasonable and fair in
relation to that being received by
others for underwriting similar
securities during the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
























X
_
_
_
_
_
_
_

_
_
_
_
_
_
_


_
_

_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved:/S/Gwen Fleming
Date:
10/03/2017


Print Name: Gwen Fleming, Portfolio Compliance




For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Concho Resources Inc. (2047)  20605PAJ0
2.  Date of Purchase:  09/13/2017
3.  Date offering commenced:09/13/2017
4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
Other: MUFG Securities Americas Inc. for CG-CGCM
6.  Aggregate principal amount or number of shares purchased:130,000
7.  Aggregate principal amount or total number of shares of offering:
$800,000,000
8.  Purchase price (net of fees and expenses):  $99.749
9.  Initial public offering price:  $99.749
10.  Commission, spread or profit: 0.875%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an
issue registered under the Securities
Act of 1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the first day on
which any sales are made (or, if a
rights offering, the securities were
purchased on or before the fourth day
preceding the day on which the
offering terminated).
c.	The securities purchased at a
price not more than the price paid by
each other purchaser in the offering.


      d.	The underwriting was a firm
commitment underwriting.


X













X
















X



















X
















_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_







_
_
_
_
_
_
_

e.	The commission, spread or
profit was reasonable and fair in
relation to that being received by
others for underwriting similar
securities during the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
























X
_
_
_
_
_
_
_

_
_
_
_
_
_
_


_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved:/S/Gwen Fleming
Date:
10/032017

Print Name: Gwen Fleming, Portfolio Compliance




For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Magellan Midstream Partners, L.P.
(2047) 559080AM8
2.  Date of Purchase:  09/29/2017
3.  Date offering commenced:09/26/2017
4.  Underwriter(s) from whom purchased:  Wells Fargo Securities, LLC

5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares purchased:
60,000
7.  Aggregate principal amount or total number of shares of offering:
$500,000,000
8.  Purchase price (net of fees and expenses):  $99.341
9.  Initial public offering price:  $99.341
10.  Commission, spread or profit: 0.875%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an
issue registered under the Securities
Act of 1933 that is being offered to the
public, or is part of an issue of
government securities (as defined in
section 2(a)(16) of the 1940 Act).
b.	The securities were purchased
prior to the end of the first day on
which any sales are made (or, if a
rights offering, the securities were
purchased on or before the fourth day
preceding the day on which the
offering terminated).
c.	The securities purchased at a
price not more than the price paid by
each other purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X













X
















X















X
















_
_
_
_
_
_
_


_
_
_
_
_
_
_




_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or
profit was reasonable and fair in
relation to that being received by
others for underwriting similar
securities during the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
























X
_
_
_
_
_
_
_

_
_
_
_
_
_
_


_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter
benefited directly or indirectly from
the purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved:	/S/Gwen Fleming
Date:
10/03/2017

Print Name: Gwen Fleming, Portfolio Compliance






For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  PepsiCo. Inc. (2027)  713448DY1
2.  Date of Purchase:  10/05/2017
3.  Date offering commenced:10/05/2017
4.  Underwriter(s) from whom purchased:  Merrill Lynch, Pierce,
Fenner &
Smith Incorporated
5.  "Affiliated Underwriter" managing or participating in syndicate:
Other:  UBS Securities LLC for UBS PACE
6.  Aggregate principal amount or number of shares purchased:240,000
7.  Aggregate principal amount or total number of shares of offering:
$1,500,000,000
8.  Purchase price (net of fees and expenses):  $99.717
9.  Initial public offering price:  $99.717
10.  Commission, spread or profit: 0.450%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
11/16/2017

Print Name: Gwen Fleming, Portfolio Compliance




















For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:
BlackRock Financial Management, Inc.
1.  Issuer:  Parsley Energy. LLC and Parsley Finance Corp (2027)
701885AH8
2.  Date of Purchase:  10/05/2017
3.  Date offering commenced:10/05/2018
4.  Underwriter(s) from whom purchased:  Credit Suisse Securities (USA)
LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
Other:  UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:80,000
7.  Aggregate principal amount or total number of shares of offering:
$700,000,000
8.  Purchase price (net of fees and expenses):  $100.000
9.  Initial public offering price:  $100.000
10.  Commission, spread or profit: 1.000%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
11/16/2017

Print Name: Gwen Fleming, Portfolio Compliance














For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:  CCO Holdings LLC-CCO Holdings Capital (2023)
1248EP8Z5
2.  Date of Purchase:  10/10/2017
3.  Date offering commenced:10/10/2017
4.  Underwriter(s) from whom purchased:   Merrill Lynch, Pierce,
Fenner &
Smith Incorporated
5.  "Affiliated Underwriter" managing or participating in syndicate:
Other:  UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:505,000
7.  Aggregate principal amount or total number of shares of offering:
$500,000,000
8.  Purchase price (net of fees and expenses):  $100.000
9.  Initial public offering price:  $100.000
10.  Commission, spread or profit: 0.875%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
11/16/2017

Print Name: Gwen Fleming, Portfolio Compliance




















For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:  Goldman Sachs Groups, Inc. (2002)     3814BYAB4
2.  Date of Purchase:  10/24/2017
3.  Date offering commenced:10/24/2017
4.  Underwriter(s) from whom purchased:  Goldman Sachs & Co. LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares purchased:
830,000
7.  Aggregate principal amount or total number of shares of offering:
$1,250,000,000
8.  Purchase price (net of fees and expenses):  $100,000
9.  Initial public offering price:  $100.000
10.  Commission, spread or profit: 0.350%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
11/16/2017

Print Name: Gwen Fleming, Portfolio Compliance














For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:  Duke Energy Carolinas, LLC (2047)
26442CAT1
2.  Date of Purchase:  11/09/2017
3.  Date offering commenced:11/09/2017
4.  Underwriter(s) from whom purchased:  Wells Fargo Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares purchased:90,000
7.  Aggregate principal amount or total number of shares of offering:
$550,000,000
8.  Purchase price (net of fees and expenses):  $99.854
9.  Initial public offering price:  $99.854
10.  Commission, spread or profit: 0.875%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
12/15/2017

Print Name: Gwen Fleming, Portfolio Compliance




















For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Johnson & Johnson (2028)  47845OCK8
2.  Date of Purchase:  11/08/2017
3.  Date offering commenced:11/08/2017
4.  Underwriter(s) from whom purchased:  J.P. Morgan Securities
LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
Other:  UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
130,000
7.  Aggregate principal amount or total number of shares of offering:
$1,500,000,000
8.  Purchase price (net of fees and expenses):  $99.881
9.  Initial public offering price:  $99.881
10.  Commission, spread or profit: 0.400%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
12/15/2017

Print Name: Gwen Fleming, Portfolio Compliance














For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Anthem, Inc. (2020)    036752AE3
2.  Date of Purchase:  11/14/2017
3.  Date offering commenced:11/14/2017
4.  Underwriter(s) from whom purchased:  Credit Suisse Securities
(USA)
LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
Other:  UBS Securities  LLC for UBS-PACE, MUFG Securities Americas
Inc.
for CG-CGFM
6.  Aggregate principal amount or number of shares purchased:100,000
7.  Aggregate principal amount or total number of shares of offering:
$900,000,000
8.  Purchase price (net of fees and expenses):  $99.822
9.  Initial public offering price:  $99.822
10.  Commission, spread or profit: 0.250%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
12/15/2017

Print Name: Gwen Fleming, Portfolio Compliance














For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Anthem, Inc. (2022)      036752AF0
2.  Date of Purchase:  11/14/2017
3.  Date offering commenced:11/14/2017
4.  Underwriter(s) from whom purchased:  Credit Suisse Securities
(USA)
LLC
5.  "Affiliated Underwriter" managing or participating in
syndicate:
PNC Capital Markets LLC
Other: UBS Securities LLC for UBS-PACE, MUFG Securities Inc. for
CG-
CGCM
6.  Aggregate principal amount or number of shares purchased:
195,00
7.  Aggregate principal amount or total number of shares of
offering:
$750,000,000
8.  Purchase price (net of fees and expenses):  $99.953
9.  Initial public offering price:  $99.953
10.  Commission, spread or profit: 0.350%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
12/15/2017

Print Name: Gwen Fleming, Portfolio Compliance














For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:  Anthem, Inc. (2027)      036752AB9
2.  Date of Purchase:  11/14/2017
3.  Date offering commenced:11/14/2017
4.  Underwriter(s) from whom purchased:  Credit Suisse Securities (USA)
LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
Other:  UBS Securities LLC for UBS-PACE, MUFG Securities Americas Inc.
for CG-CGFM
6.  Aggregate principal amount or number of shares purchased:95,000
7.  Aggregate principal amount or total number of shares of offering:
$1,500,000,000
8.  Purchase price (net of fees and expenses):  $99.799
9.  Initial public offering price:  $99.799
10.  Commission, spread or profit: 0.450%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
12/15/2017

Print Name: Gwen Fleming, Portfolio Compliance














For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:  Anthem, Inc. (2047)             036752AD5
2.  Date of Purchase:  11/14/2017
3.  Date offering commenced:11/14/2017
4. Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner & Smith Incorporated
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
Other:  UBS Securities LLC for UBS-PACE, MUFG Securities Americas for
CG-CGCM
6.  Aggregate principal amount or number of shares purchased:45,000
7.  Aggregate principal amount or total number of shares of offering:
$1,400,000,000
8.  Purchase price (net of fees and expenses):  $99.999
9.  Initial public offering price:  $99.999
10.  Commission, spread or profit: 0.875%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
12/15/2017

Print Name: Gwen Fleming, Portfolio Compliance














For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial
Management, Inc.
1.  Issuer:  Huntington Ingals Industries (2027)
446413AK2
2.  Date of Purchase: 11/16/2017
3.  Date offering commenced:11/16/2017
4.  Underwriter(s) from whom purchased:  Merrill Lynch,
Pierce, Fenner &
Smith Incorporated
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC
6.  Aggregate principal amount or number of shares purchased:
260,000
7.  Aggregate principal amount or total number of shares of
offering:
$600,000,000
8.  Purchase price (net of fees and expenses):  $100,000
9.  Initial public offering price:  $100,000
10.  Commission, spread or profit:
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
12/15/2017

Print Name: Gwen Fleming, Portfolio Compliance














For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management,
Inc.
1.  Issuer:  Duke Energy Florida LLC (2019)   26444HAD3
2.  Date of Purchase:  12/07/2017
3.  Date offering commenced:12/07/2017
4.  Underwriter(s) from whom purchased:  Citigroup Global
Markets Inc.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
Other:  UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
45,000
7.  Aggregate principal amount or total number of shares of
offering:
$400,000,000
8.  Purchase price (net of fees and expenses):  $100,000
9.  Initial public offering price:  $100,000
10.  Commission, spread or profit: 0.250%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is
defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
01/09/2018

Print Name: Gwen Fleming, Portfolio Compliance














For
period
ending
January
31,
2018

Exhibit
77O
File
number
811-
8764




FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Investments
Name of Adviser or Sub-Adviser:  BlackRock Financial Management, Inc.
1.  Issuer:  Sumitomo Mitsui Trust Bank Ltd (2019)
86563VAL3
2.  Date of Purchase:  09/11/2017
3.  Date offering commenced:09/11/2017
4.  Underwriter(s) from whom purchased:  Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in
syndicate:
Other:  UBS Securities LLC for UBS-PACE
6.  Aggregate principal amount or number of shares purchased:
355,000
7.  Aggregate principal amount or total number of shares of
offering:
$700,000,000
8.  Purchase price (net of fees and expenses):  $99.932
9.  Initial public offering price:  $99.932
10.  Commission, spread or profit: 0.200%
11.  Have the following conditions
been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue
registered under the Securities Act of
1933 that is being offered to the public,
or is part of an issue of government
securities (as defined in section
2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to
the end of the first day on which any
sales are made (or, if a rights offering,
the securities were purchased on or
before the fourth day preceding the day
on which the offering terminated).
c.	The securities purchased at a price not
more than the price paid by each other
purchaser in the offering.
d.	The underwriting was a firm
commitment underwriting.


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was
reasonable and fair in relation to that
being received by others for
underwriting similar securities during
the same period.
f.	The issuer of the securities and any
predecessor has been in continuous
operation for not less than three years.

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_

_
_
_
_
_
_
_

g.	The amount of such securities
purchased by the Fund and all other
accounts over which the Adviser (or
Sub-Adviser, if applicable) exercises
investment discretion did not exceed
25% of the principal amount of the
offering.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited
directly or indirectly from the
purchase.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated
Underwriter" is
defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:/S/Gwen Fleming
Date:
10/03/2017

Print Name: Gwen Fleming, Portfolio Compliance